UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

Grand Canyon Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34211	20-3356009
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

2600 W. Camelback Road
Phoenix, Arizona	85017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 247-4400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LOPE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On June 10, 2026, Grand Canyon Education, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company’s common stock, par value of $0.01 per share, that voted in person or by proxy at the Annual Meeting was 24,212,405, representing approximately 91.03% of the 26,596,943 shares that were outstanding and entitled to vote as of April 16, 2026, the record date for the Annual Meeting. The following matters, which were described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 23, 2026, were voted upon at the Annual Meeting, and the number of votes cast for and against, as well as abstentions and broker non-votes, if applicable, with respect to each such matter is set forth below.

1)	The stockholders elected the nominees listed below as directors of the Company, each to serve until the Company’s 2027 annual meeting of stockholders or until his or her respective successor is elected and qualified or until his or her earlier resignation or removal.

Director	For	Against	Abstain	Broker Non Votes
Brian E. Mueller	22,792,914	553,176	6,304	860,011
Sara Ward	22,220,488	1,125,608	6,298	860,011
Jack A. Henry	22,101,546	1,244,558	6,290	860,011
Lisa Graham Keegan	21,930,571	1,415,522	6,301	860,011
Chevy Humphrey	22,641,354	701,731	9,309	860,011
Kevin F. Warren	22,824,734	518,371	9,289	860,011
2)	The stockholders approved the adoption of the 2026 Equity Incentive Plan.

For	Against	Abstain	Broker Non Votes
22,777,063	563,227	12,104	860,011
3)	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non Votes
22,695,415	638,918	18,061	860,011

4)	The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
For	Against	Abstain
23,931,354	275,595	5,456

Item 9.01.Financial Statements and Exhibits.

10.1	2026 Equity Incentive Plan
10.2	Restricted Stock Agreement for 2026 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

7
GRAND CANYON EDUCATION, INC.

Date:	June 10, 2026	By:	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Financial Officer
(Principal Financial Officer)